SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                  July 26, 2004
                ________________________________________________
                Date of Report (Date of earliest event reported)


                         21ST CENTURY TECHNOLOGIES, INC.
             ______________________________________________________

             (Exact name of registrant as specified in its charter)


           Nevada                   000-29209                    48-1110566
________________________________________________________________________________
(State or other jurisdiction       (Commission                 (I.R.S Employer
     of incorporation)             File Number)              Identification No.)


                            2700 W. Sahara Boulevard
                                    Suite 440
                                Las Vegas, Nevada
                                      89102
          ____________________________________________________________
          (Address of principal executive offices, including zip code)


                                 (702) 248-1588
               __________________________________________________
               Registrant's telephone number, including area code

ITEM 12.  EARNINGS PREDICTION.

Attached , as Exhibit 99.1, to this 8-K is the text of a press release issued July 21, 2004.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        21st CENTURY TECHNOLOGIES, INC.
                                                 (Registrant)



Dated:  July 26, 2004                   By: /s/ KEVIN ROMNEY
                                             __________________________
                                                Kevin Romney
                                                Chief Executive Officer